Exhibit (10)(i)








                                                   SERVICE AGREEMENT

                                                        between
                                      TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                                                          and
                                               SOUTH JERSEY GAS COMPANY
                                          SERVICE AGREEMENT UNDER RATE SCHEDULE
                                          LSS


                            THIS AGREEMENT entered into this first day of
                      October, 1993, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller", first party, and SOUTH JERSEY GAS COMPANY a New Jersey corporation, hereinafter referred to as "Buyer", second party,


                                                    W I T N E S S E T H:

                            WHEREAS, Buyer desires to purchase and Seller
                      desires to sell natural gas storage service under Seller's Rate Schedule LSS as set forth herein; and

                            WHEREAS, Seller and Penn York Energy Corporation
                      ("Penn York") entered  into
                      an agreement dated October 3, 1984 providing for underground natural gas storage service by Penn York for Seller; and

                            WHEREAS,  Seller  and  Consolidated  Natural  Gas
                      Transmission Corporation ("CNG") are extending the term of the-agreement providing for-underground natural gas storage service by CNG for Seller; and

                            WHEREAS, pursuant to the terms of the  Joint
                      Stipulation approved by the Commission's Order dated July 16, 1993 in Docket Nos. RS92-86-003, RP92-108-000,
                      and RP92-137-000 which amended Seller's certificate in Docket No. CP84-335, Seller and Buyer agree to a twenty year contract term extension;

                            NOW THEREFORE, Seller and Buyer agree as follows:


                                                         ARTICLE I
                                                   SERVICE TO BE RENDERED

                            Subject to the terms and provisions of this
                      agreement and of Seller's Rate Schedule LSS, Seller agrees to receive from Buyer for storage, inject into storage for Buyer's account, store, withdraw from storage (or cause to be injected into storage for Buyer's account, stored, and withdrawn from storage) and deliver to Buyer, quantities of natural gas (less fuel allowance) as follows:

                                  To withdraw from storage  or  cause  to  be
                            withdrawn from storage, transport and deliver to Buyer at the delivery pointb set forth below, the gas stored for Buyer's account up to a maximum quantity in any day of
                                  (a)   12,000 dt, for the period October  1,
                                        1993  through  March  31, 1994, and
                                  (b)   8,250 dt, for the period April 1, 1994
                            through March 31, 2013, which quantity shall be Buyer's Storage Demand.

                                  To receive and store or cause to be stored up
                            to a total  quantity  at
                            any one time of
                                  (a) 1,224,060 dt, for the period October 1, 1993 through March 31, 1994, and
                                  (b)   816,000 dt, for ihe period  April  1,
                                        1994  through  March  31, 2013,
                            which quantity shall be Buyer's Storage Capacity Quantity.


                                                         ARTICLE II
                                                     POINT OF DELIVERY

                            The Point or Points of Delivery for all natural gall
                      delivered by Seller to Buyer under this agreement shall be at or near:


                                                             2

                                            SERVICE AGREEMENT UNDER RATE
                                                            SCHEDULE LSS
                                                            (Continued)


                                                           ARTICLE   II
                                                        POINT OF DELIVERY
                                                            (Continued)

                       (1) Harmony Road Meter Station, located adjacent to Seller's Woodbury line, northwesterly of the
                             junction  of  said  line  and   Harmony   Road,
                             East
                             Greenwich Township, Gloucester County, New Jersey.

                       (2) Lawnside Meter Station, located adjacent to Seller's Trenton-Woodbury line near the New Jersey Turnpike and the boundary line between the Boroughs of Barrington and Lawnside, Camden County, New Jersey.

                       (3)   Prospect Meter Station,  located adjacent      to
                             Seller's    Woodbury   line,
                             southerly of U. S. Highway No. 130 in Logan
                             Township,  Gloucester   County,
                             New Jersey.

                       (4)   Woodbury Meter Station,  located adjacent      to
                             Seller's   Woodbury   line,
                             southwesterly  of  the  junction  of  Highland
                             Road  and  Egg  Harbor   Road,
                             Deptford Township, Gloucester County, New Jersey.

                       (5) Shell Meter Station, located at approximately milepost 12.49 on Seller's Woodbury line in Gloucester County, New Jersey.

                       (6) West Deptford Meter Station, located in the Mid-Atlantic Industrial Park area of West Deptford Township, Gloucester County,.New Jersey.


                                                          ARTICLE   III
                                                       DELIVERY PRESSURE

                             Seller shall deliver natural gas to Buyer  at  the
                       Point(s) of Delivery at a pressure(s) of: not less than fifty (50) pounds per square inch gauge, or at such other pressures as may be agreed upon in the day-today operations of Buyer and Seller.


                                                          ARTICLE IV
                                                       TERM OF AGREEMENT

                             This agreement shall be effective October 1, 1993
                       and shall remain in force and effect until April 1, 2013.


                                                           ARTICLE V
                                                   RATE SCHEDULE AND PRICE

                             Buyer  shall  pay  Seller  for  natural  gas
                       service rendered hereunder in accordance with Seller's Rate Schedule LSS and the applicable provisions of the General Terms and Conditions of Seller's FERC
                       Gas Tariff as filed with the Federal Energy Regulatory commission, and as the same may be
                       amended   or
                       superseded from time to time at the initiative of either
                       party.           Such   rate
                       schedule and General   Terms and  Conditions  are  by
                       this  reference  made  a  part
                       hereof.







                                                               3

                                          SERVICE AGREEMENT UNDER RATE SCHEDULE
                                                         LSS
                                                         (Continued)



                                                         ARTICLE VI
                                                        MISCELLANEOUS

                                  The subject headings of the Articles of this
                      agreement  are  inserted
                      for the purpose of convenient reference and are not intended to be a part of this agreement nor to be considered in any interpretation of the same.

                            2. This agreement supersedes and cancels as of the effective date hereof the following contract:

                                  Service Agreement dated October 31, 1984.

                            3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

                            4.    This agreement shall be interpreted    '
                                  performed  and  enforced   in
                      accordance with the laws of the State of New JerBey.

                            5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.


                            IN WITNESS WHEREOF, the parties hereto  have  caused
                      this  agreeme'nt  to  be signed  by their  respective
                      Presidents  or Vice Presidents      thereunto   duly
                      authorized and have caused their respective corporate
                      seals       to  be  hereunto
                      affixed and attested by their respective Secretaries or Assistant Secretaries the day and year above written.


                      ATTEST:
                      TRANSCONTINENTAL GAS PIPELINE
                      CORPORATION


                      By
                      Thomas E. Skains
                      Senior Vice President
                      Transportation and Customer Services


                      SOUTH JERSEY GAS COMPANY


                      By
                      William C. Bingham, Jr.
                      Senior Vice President
                      Gas Supply